                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D)  OF THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT:  JANUARY 30, 1997

                            FIRST FINANCIAL BANCORP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                        COMMISSION FILE NUMBER : 0-12499



            CALIFORNIA                                           94-28222858
(STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATIOn NO.)



701 SOUTH HAM LANE, LODI, CALIFORNIA                                95242
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



                                 (209)-367-2000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODe)

                                       na
                (FORMER NAME OR IF CHANGED SINCE LAST REPORT.)

ITEM 5.      OTHER EVENTS

 CASH DIVIDEND

 The Board of Directors of First Financial Bancorp has declared a cash dividend of $.05 per share on First Financial Bancorp stock. The dividend is payable on February 28, 1997 to shareholders of record on February 14, 1997.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                First Financial Bancorp
                                -----------------------


Date January 30, 1997           /s/ David M. Philipp
     ----------------           --------------------
                                David M. Philipp
                                Executive Vice-President & CFO
                                Corporate Secretary

                                       3